Exhibit 99.1

Financial update Owens-Illinois, Inc. September 18, 2015

Safe harbor comments Regulation G The information presented here regarding adjusted net earnings and adjusted EPS relates to net earnings from continuing operations attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). In addition, the information presented here regarding EBITDA is not a defined term under GAAP. Non-GAAP measures should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Further, the information presented here regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company's ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company expects to incur in financing the Vitro Acquisition, (4) the Company's ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) consumer preferences for alternative forms of packaging, (9) cost and availability of raw materials, labor, energy and transportation, (10) the Company's ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (11) consolidation among competitors and customers, (12) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (13) unanticipated expenditures with respect to environmental, safety and health laws, (14) the Company's ability to further develop its sales, marketing and product development capabilities, and (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company's operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. 1

Safe harbor comments Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. Vitro’s Food and Beverage Business Financial Information The financial information the Company provides in this presentation for Vitro’s food and beverage business is unaudited and incorporates significant assumptions and estimates. This presentation contains historical financial information for Vitro’s food and beverage business based on data provided by Vitro management which are unaudited and have not been reviewed by the Company’s independent accountants. The Company has filed separate Vitro food and beverage financial statements and pro forma O-I financial information giving effect to the Vitro food and beverage business acquisition in a Current Report on Form 8-K within the prescribed time period following consummation of the Vitro food and beverage acquisition, as required by SEC rules. However, the Company cannot ensure that there will not be material differences between the historical financial information for Vitro’s food and beverage business provided in this presentation and the audited financial statements that the Company intends to file in a Current Report on Form 8-K. 2

3 O-I: The only truly global glass container franchise Leading positions and largest installed capacity #1 position in Europe #1 position in North America #1 position in Australia / N. Zealand #1 position in Latin America Leading position within Southeast Asia Foothold in China Emerging markets Mature markets

Broad and diverse engagement in the marketplace Strong partnerships with blue chip companies 4 Diverse Sales Volume Beer 38% Wine 23% Food 15% Spirits 10% NAB 14%

Creating shareholder value 5 Clear Competitive Advantage Stable End Markets Global presence Unparalleled expertise Steady glass demand Consumer preference for glass Strategic Imperatives Consistent Financial Performance Balanced Capital Allocation Operational excellence Expansion in attractive markets Brand-building product innovation Long-term investments in R&D and technology Adjusted earnings Free cash flow Leverage ratio Return on invested capital Prudently invest in the business Pursue accretive acquisitions Balance financial flexibility and leverage Return value to shareholders Long-term Shareholder Value

Acquisition of Vitro food & beverage Accretive starting in 4Q15 6 Completed September 1, 2015 Expands our franchise into a fast-growing, strategic geography Largest supplier of glass containers in Mexico High margin business that expands top-tier customer base O-I to leverage distribution system and ability to make niche products Integration well underway Clear value-added transaction Expected EPS accretion of at least $0.30 in 2016 and ~$0.50 in 2018 Expected FCF contribution of more than $100 million by 2018 Temporary closing-related impacts in 2H15 EPS: Profitable operating performance more than offset by one-time items (primarily tax related) FCF: Profitable EBITDA more than offset by transaction costs, capex for new furnace in Monterrey and temporary tax item

2015 guidance reflects FX and tax impact

Base business performing in line with prior guidance

O-I: GLASS IS LIFE

Adjusted 3Q15 EPS of ~$0.55

- Additional FX pressure, particularly in South America
- ~28% tax rate, impacted by temporary Vitro F&B items

Adjusted 2015 EPS of $2.00 - $2.20

- Incremental FX pressure
- Full year tax rate ~26%, impacted by temporary Vitro F&B items

2015 Free Cash Flow of $200 - $250 million

- Same level of FCF generated as in 2014 in local currency terms
- Additional FX pressure
- Vitro F&B: ongoing business more than offset by transactions costs, capex for new furnace in Monterrey and temporary tax item

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